Exhibit No. 32

Certification Pursuant
To 18 U.S.C. 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Barnwell Industries, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)                          The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: May 12, 2006	/s/ Morton H. Kinzler
Name: Morton H. Kinzler
Title: Chief Executive Officer

Dated: May 12, 2006	/s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Chief Financial Officer